CALIFORNIA ASSOCIATION OF REALTORS®

ADDENDUM

(C.A.R. Form ADM, Revised 10/01)

No. *Two*

The following terms and conditions are hereby incorporated in and made a part of the: ☒ Residential Purchase Agreement, ☐ Manufactured Home Purchase Agreement, ☐ Business Purchase Agreement, ☐ Residential Lease or Month-to-Month Rental Agreement, ☐ Vacant Land Purchase Agreement, ☐ Residential Income Property Purchase Agreement, ☐ Commercial Property Purchase Agreement, ☐ other ______

dated *January 22, 2011*, on property known as *Old Chisholm Trail*

in which *Coronus Energy Corp.,* is referred to as ("Buyer/Tenant")
and *Joshua Tree Holdings ,* is referred to as ("Seller/Landlord").

The buyer is requesting an extension of time till 4/15/11 or sooner.

The buyer will deposit an additional non-refundable $1,000.00 into Escrow.

The foregoing terms and conditions are hereby agreed to, and the undersigned acknowledge receipt of a copy of this document.

Date *Mar. 15, 2011* | Date *3/15/2011*

Buyer/Tenant [signature] *Coronus Energy Corp.* | Seller/Landlord [signature] *Joshua Tree Holdings*

Buyer/Tenant ______ | Seller/Landlord ______

The copyright laws of the United States (Title 17 U.S. Code) forbid the unauthorized reproduction of this form, or any portion thereof, by photocopy machine or any other means, including facsimile or computerized formats. Copyright© 1986-2001, CALIFORNIA ASSOCIATION OF REALTORS®, INC. ALL RIGHTS RESERVED.
THIS FORM HAS BEEN APPROVED BY THE CALIFORNIA ASSOCIATION OF REALTORS® (C.A.R.). NO REPRESENTATION IS MADE AS TO THE LEGAL VALIDITY OR ADEQUACY OF ANY PROVISION IN ANY SPECIFIC TRANSACTION. A REAL ESTATE BROKER IS THE PERSON QUALIFIED TO ADVISE ON REAL ESTATE TRANSACTIONS. IF YOU DESIRE LEGAL OR TAX ADVICE, CONSULT AN APPROPRIATE PROFESSIONAL.
This form is available for use by the entire real estate industry. It is not intended to identify the user as a REALTOR®. REALTOR® is a registered collective membership mark which may be used only by members of the NATIONAL ASSOCIATION OF REALTORS® who subscribe to its Code of Ethics.

Published and Distributed by:
REAL ESTATE BUSINESS SERVICES, INC.
a subsidiary of the California Association of REALTORS®
525 South Virgil Avenue, Los Angeles, California 90020

Reviewed by Broker or Designee ______ Date ______

Agent: Sharon Rose Phone: 760.365.9256 Fax: 760.365.7405 Prepared using zipForm® software
Broker: Sharon Rose Realty 5424 Old Woman Springs Road Yucca Valley, CA 92284